3/8/95




                               ORGANIZATIONAL CHART OF THE
                    LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

          All the members of the holding company system are corporations, with the exception of American States Lloyds Insurance Company, Lincoln National Mezzanine Fund, L.P., and Servicios de Evalucion de Riesgos, S. de R.L.
de C.V.



           LINCOLN NATIONAL CORPORATION
                 Indiana - Holding Company
                 |
                 |
                 |--| AMERICAN STATES INSURANCE COMPANY
                 |          100% - Indiana - Property/Casualty
                 |                  |
                 |                  |--  American Economy Insurance Company
                 |                  |        100% - Indiana -Property/Casualty
                 |                  |                    |
                 |                  |               American States Insurance
                 |                  |                  Company of Texas
                 |                  |                     100% - Texas -
                 |                  |                   Property/Casualty
                 |                  |
                 |                  |--  American States Life Insurance
                 |                  |                 Company
                 |                  |           100% - Indiana - Life/Health
                 |                  |
                 |                  |--  American States Lloyds Insurance
                 |                  |    Company    Lloyds Plan  - * - Texas
                 |                  |            Property/Casualty
                 |                  |
                 |                  |--  American States Preferred Insurance
                 |                  |    Company 100% - Indiana -
                 |                  |             Property/Casualty
                 |                  |
                 |                  |--  City Insurance Agency, Inc.
                 |                  |          100% - Indiana
                 |                  |
                 |                  |--  Insurance Company of Illinois
                 |                           100% - Illinois - Fire & Casualty
                 |                                       Insurance

 LINCOLN NATIONAL CORPORATION
      Indiana - Holding Company
                         |
                         |
                         |-- Corporate Benefit Systems Services Corporation
                         |       100% - Delaware - Insurance Agency
                         |
                         |
                         |-- EMPHESYS Financial Group, Inc.
                         |      29.3% - Delaware - Holding Company
                         |              |
                         |              |-- Employers Health Insurance Company
                         |              |              89% - Wisconsin
                         |              |                         |
                         |              |               Plan Management
                         |              |              Administrators, Inc.
                         |              |            100% - Wisconsin - Third
                         |              |               Party Administrator
                         |              |
                         |              |-- Wisconsin Employers Group, Inc.
                         |                       100% - Wisconsin - Holding
                         |                                   Company
                         |                                        |
                         |                              Employers Health
                         |                              Insurance Company
                         |                               11% - Wisconsin
                         |                                        |
                         |                                  Plan Management
                         |                                Administrators, Inc.
                         |                                 100% - Wisconsin -
                         |                                 Third Party
                         |                                 Administrator
                         |
                         |
                         |--  Heritage Reinsurance, Ltd.
                         |     100% ** - Bermuda
                         |
                         |
                         |-- The Insurers' Fund, Inc.  #
                         |      100% - Maryland - Inactive
                         |
                         |
                         |-- LNC Administrative Services Corporation
                               100% - Indiana - Third Party Administrator

              LINCOLN NATIONAL CORPORATION
                    Indiana - Holding Company
                 |
                 |
                 |-- The Richard Leahy Corporation
                 |   100% - Indiana - Insurance Agency
                 |                    |
                 |                    |--The Financial Alternative, Inc.
                 |                    |    100% - Utah- Insurance Agency
                 |                    |
                 |                    |-- Financial Alternative Resources,
                 |                    |   Inc.- 100% - Kansas - Insurance
                 |                    |                          Agency
                 |                    |
                 |                    |-- Financial Choices, Inc.
                 |                    |     100% - Pennsylvania - Insurance
                 |                    |                           Agency
                 |                    |
                 |                    |-- Financial Investment Services, Inc.
                 |                    |    (formerly Financial Services
                 |                    |                Department, Inc.)
                 |                    |   100% - Indiana - Insurance Agency
                 |                    |
                 |                    |-- Financial Investments, Inc.
                 |                    | (formerly Insurance Alternatives,
                 |                    |  Inc.)
                 |                    |    100% - Indiana - Insurance Agency
                 |                    |
                 |                    |-- The Financial Resources Department,
                 |                    |   Inc. -   100% - Michigan -
                 |                    |           Insurance Agency
                 |                    |
                 |                    |--  Investment Alternatives, Inc.
                 |                    |      100% - Pennsylvania - Insurance
                 |                    |                             Agency
                 |                    |-- The Investment Center, Inc.
                 |                    |      100% - Tennessee - Insurance
                 |                    |                      Agency
                 |                    |
                 |                    |--  The Investment Group, Inc.
                 |                    |     100% - New Jersey - Insurance
                 |                    |                         Agency
                 |                    |
                 |                    |-- Personal Financial Resources, Inc.
                 |                    |     100% - Arizona - Insurance Agency
                 |                    |
                 |                    |-- Personal Investment Services, Inc.
                 |                            100% - Pennsylvania - Insurance
                 |                                                  Agency
                 |
                 |
                 |--  LincAm Properties, Inc.
                 |      50% - Delaware - Real Estate Investment
                 |
                 |
                 |--  Lincoln European Reinsurance Company
                 |                  100% - Belgium

LINCOLN NATIONAL CORPORATION
     Indiana - Holding Company
                 |
                 |
                 |-- Lincoln Financial Group, Inc.
                 |   (formerly Lincoln National Sales Corporation)
                 |             100% - Indiana - Insurance Agency
                 |                    |
                 |                    |-- LNC Equity Sales Corporation
                 |                    |    100% - Indiana - Broker-Dealer
                 |                    |
                 |                    |-- Corporate agencies:  Lincoln
                 |                    |Financial Group, Inc. ("LFG")
                 |                    |has 32 subsidiaries of which LFG owns
                 |                    |from 80%-100% of the common stock (see
                 |                    |Attachment #1).  These subsidiaries
                 |                    |serve as the corporate agency offices
                 |                    |for the marketing and servicing of
                 |                    |products of The Lincoln National Life
                 |                    |Insurance Company.  Each subsidiary's
                 |                    |assets are less than 1% of the
                 |                    |total assets of the ultimate
                 |                    |controlling person.
                 |                    |
                 |                    |-- Professional Financial Planning,
                 |                        Inc.          100% - Indiana -
                 |                        Financial Planning Services
                 |
                 |
                 |-- Lincoln Life Improved Housing, Inc.
                 |           100% - Indiana
                 |
                 |-- Lincoln National (China) Inc.
                 |     100% - Indiana - China Representative Office
                 |
                 |
                 |-- Lincoln National Intermediaries, Inc.
                 |    100% - Indiana - Reinsurance Intermediary
                 |
                 |
                 |-- Lincoln National Investment Management Company
                 |        100% - Illinois - Mutual Fund Manager and
                 |                Registered Investment Adviser
                 |                   |
                 |                   |-- Lincoln National Mezzanine
                 |                       Corporation - 100% - Indiana -
                 |                     General Partner for Mezzanine Financing
                 |                        Limited Partnership
                 |                                |
                 |                       Lincoln National Mezzanine Fund, L.P.
                 |                              50% - Delaware - Mezzanine
                 |                           Financing Limited Partnership

LINCOLN NATIONAL CORPORATION
       Indiana - Holding Company
  |
  |
  |-- THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
  |            100% - Indiana
  |                   |
  |                   |-- First Penn-Pacific Life Insurance Company
  |                   |                   100%  - Indiana
  |                   |
  |                   |-- Lincoln National Aggressive Growth Fund, Inc.
  |                   |         100% - Maryland - Mutual Fund
  |                   |
  |                   |-- Lincoln National Bond Fund, Inc.
  |                   |   100% - Maryland - Mutual Fund
  |                   |
  |                   |-- Lincoln National Capital Appreciation Fund, Inc.
  |                   |            100% - Maryland - Mutual Fund
  |                   |
  |                   |-- Lincoln National Equity-Income Fund, Inc.
  |                   |          100% - Maryland - Mutual Fund
  |                   |
  |                   |-- Lincoln National Growth Fund, Inc.
  |                   |      100% - Maryland - Mutual Fund
  |                   |
  |                   |-- Lincoln National Health & Casualty Insurance Company
  |                   |                         100% - Indiana
  |                   |
  |                   |-- Lincoln National International Fund, Inc.
  |                   |         100% - Maryland - Mutual Fund
  |                   |
  |                   |--  Lincoln National Life Reinsurance Company
  |                   |                  |         100% - Indiana
  |                   |                  |
  |                   |                  |
  |                   |                  |-- Special Pooled Risk
  |                   |                  |   Administrators, Inc.
  |                   |                      100% - New Jersey - Catastrophe
  |                   |                      Reinsurance Pool Administrator
  |                   |
  |                   |--  Lincoln National Managed Fund, Inc.
  |                   |      100% - Maryland - Mutual Fund
  |                   |
  |                   |--  Lincoln National Money Market Fund, Inc.
  |                   |        100% - Maryland - Mutual Fund
  |                   |
  |                   |--  Lincoln National Putnam Master Fund, Inc.
  |                   |         100% - Maryland - Mutual Fund
  |                   |
  |                   |--  Lincoln National Social Awareness Fund, Inc.
  |                   |          100% - Maryland - Mutual Fund
  |                   |
  |                   |--  Lincoln National Special Opportunities Fund, Inc.
  |                                100% - Maryland - Mutual Fund

LINCOLN NATIONAL CORPORATION
    Indiana - Holding Company
|
|
|
|-- Lincoln National Management Services, Inc.
|       100% - Indiana - Underwriting and Management Services
|
|-- Lincoln National Realty Corporation
|        100% - Indiana - Real Estate
|
|-- Lincoln National Reassurance Company
|       100% - Indiana - Life Insurance
|
|--  Lincoln National Reinsurance Company (Barbados) Limited
|                    100% - Barbados
|
|-- Lincoln National Risk Management, Inc.
|     100% - Indiana - Risk Management Services
|
|-- Lincoln National Specialty Insurance Company
|      100% ** - Kansas - Property/Casualty
|
|-- Lincoln National Structured Settlement, Inc.
|                 100% - New Jersey
|
|-- Lincoln National (UK) PLC
|    100% - England/Wales - Holding Company
|                  |
|                  |-- Allied Westminster & Company Limited
|                  |          100% - England/Wales - Sales Services
|                  |
|                  |-- Lincoln Assurance Limited
|                  |   (formerly Cannon Assurance Limited)
|                  |    100% ** - England/Wales - Life Assurance
|                  |
|                  |-- Cannon Fund Managers Limited
|                  |     100% - England/Wales - Inactive
|                  |
|                  |-- Lincoln Fund Managers Limited
|                      (formerly Cannon Lincoln Fund Managers Limited)
|                          100% - England/Wales - Unit Trust Management
|
LINCOLN NATIONAL CORPORATION
 Indiana - Holding Company
  |
  |
  |-- Lincoln National (UK) PLC
  |     100% - England/Wales - Holding Company
  |                 |
  |                 |-- Lincoln Insurance Services Ltd.
  |                 |    (formerly Cannon Lincoln Insurance Services Ltd.)
  |                 |           100% - Holding Company
  |                 |                |
  |                 |                |-- British National Life Sales Ltd.
  |                 |                |     100% - Inactive
  |                 |                |
  |                 |                |--BNL Trustees Limited
  |                 |                |  100% - England/Wales-Corporate Pension
  |                 |                |  Fund
  |                 |                |
  |                 |                |-- Lincoln General Insurance Co. Ltd.
  |                 |                |   (formerly Cannon General Ins Co. Ltd)
  |                 |                |   100% - Accident & Health Insurance
  |                 |                |
  |                 |                |-- Chapel Ash Financial Services Ltd.
  |                 |                |      100% - Direct Insurance Sales
  |                 |                |
  |                 |                |-- P.N. Kemp-Gee & Co. Ltd.
  |                 |                       100% - Inactive
  |                 |
  |                 |-- Lincoln Investment Management Limited
  |                 |   (formerly Cannon Lincoln Investment Management Ltd.)
  |                 |         100% - England/Wales - Investment Management
  |                 |                Services
  |                 |                |
  |                 |                |-- CL CR Management Ltd.
  |                 |                    50% - England/Wales - Administrative
  |                 |                    Services
  |                 |
  |                 |-- LN Management Limited
  |                 |   (formerly Cannon Lincoln Management Limited)
  |                 |    100% - England/Wales - Administrative Services
  |                 |                |
  |                 |                |-- UK Mortgage Securities Limited
  |                 |                    100% - England/Wales - Inactive
  |                 |
  |                 |-- Lincoln National Training Services Limited
  |                 |   (formerly Cannon Lincoln Training Services Limited)
  |                 |    100% - England/Wales - Training Company
  |                 |
  |                 |-- Lincoln Pension Trustees Limited
  |                 |   (formerly Cannon Pension Trustees Limited)
  |                 |     100% - England/Wales - Corporate Pension Fund
  |                 |
  |                 |-- LN Securities Limited
  |                     (formerly Cannon Securities Limited)
  |                       100% - England/Wales - Nominee Company
  |

LINCOLN NATIONAL CORPORATION
  Indiana - Holding Company
 |
 |
 |--Lincoln National (UK) PLC
 |    100% - England/Wales -Holding Company
 |                  |
 |                  |-- Culverin Property Services Limited
 |                  |    100% - England/Wales - Property Development Services
 |                  |
 |                  |-- ILI Supplies Limited
 |                  |    100% - England/Wales - Computer Leasing
 |                  |
 |                  |-- Liberty Life Assurance Company Limited
 |                  |     100% - England/Wales - Life Assurance
 |                  |
 |                  |-- Liberty Life Pension Trustee Company Limited
 |                  |     100% - England/Wales - Corporate Pension Fund
 |                  |
 |                  |-- Hansard Unit Trust Managers Limited
 |                  |     100% - England/Wales - Unit Trust Management
 |                  |
 |                  |-- Liberty Press Limited
 |                  |     100% - England/Wales - Printing Services
 |                  |
 |                  |--  Niloda Limited
 |                       100% - England/Wales - Investment Company
 |
 |
 |--  Linsco Reinsurance Company
 |    (formerly Lincoln National Reinsurance Company)
 |          100% - Indiana - Property/Casualty
 |
 |
 |--  Lynch & Mayer, Inc.
 |     100% - Indiana - Investment Adviser
 |                 |
 |                 |-- Lynch & Mayer Asia, Inc.
 |                 |   100% - Delaware - Investment Management
 |                 |
 |                 |-- Lynch & Mayer Securities Corp.
 |                     100% - Delaware - Securities Broker
 |
 |
 |-- Old Fort Insurance Company, Ltd.
 |         100% ** - Bermuda
 |
 |-- Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.
 |    49% - Mexico  (a partnership)
 |
 |
 |-- Underwriters & Management Services, Inc.
 |    100% - Indiana - Underwriting Services
 |
 |-- Vantage Global Advisors, Inc.
       100% - Delaware - Investment Adviser










Footnotes:

* The funds contributed by the Underwriters were, and continue to be subject to trust agreements between American States Insurance Company, the grantor, and each Underwriter, as trustee.

**   Except for director-qualifying shares

#    Lincoln National Corporation has subscribed for and paid for 100 shares of Common Stock (with a par value of $1.00 per share) at a price of $10 per share, as part of the organizing of the fund. As such stock is further sold, the ownership of voting securities by Lincoln National Corporation will decline and fluctuate.


                              ATTACHMENT #1
                          LINCOLN FINANCIAL GROUP, INC.
                          CORPORATE AGENCY SUBSIDIARIES

1)   Lincoln Financial Group, Inc. (AL)
2)   Lincoln Southwest Financial Group, Inc. (Phoenix, AZ)
3) Lincoln Financial and Insurance Services of Northern California, Inc. (formerly: Lincoln Financial and Insurance Services Corporation) (Walnut Creek, CA)
3a) California Fringe Benefit and Insurance Marketing Corporation DBA/California Fringe Benefit Company (Walnut Creek, CA)
4)   Lincoln West Financial and Insurance Services Corporation (Orange, CA)
5)   Southwest Financial and Insurance Services Corporation (Los Ang., CA)
6)   Colorado-Lincoln Financial Group, Inc. (Denver, CO)
7) Lincoln National Sales Corporation of Connecticut (formerly: The Lincoln Financial Group, Inc.) (Norwalk, CT)
8)   Lincoln National Financial Services, Inc. (Lake Worth, FL)
9)   Lincoln Financial Services, Inc. (Jacksonville, FL)
10)  Lincoln National Sales Corporation of Georgia (Atlanta, GA)
11)  CMP  Financial Services, Inc. (Chicago, IL)
12)  Lincoln National Sales Corporation of Indiana, Inc. (Indianapolis, IN)
13)  Lincoln Financial Group of Northern Indiana, Inc. (Fort Wayne, IN)
14)  The Financial Group, Inc. (Mission, KS)
14a) Financial Planning Partners, Ltd. (Mission, KS)
15)  Lincoln National Midsouth Corporation (Louisville, KY)
16)  The Lincoln National Financial Group of Louisiana, Inc. (Shreveport,
      LA)
17)  Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)
18)  Morgan Financial Group, Inc. (Baltimore, MD)
19)  Lincoln National of New England Insurance Agency, Inc. (Worcester, MA)
20)  Lincoln Financial Group of Michigan, Inc. (Troy, MI)
20a) Financial Consultants of Michigan, Inc. (Troy, MI)
21)  Lincoln National Financial Group, Inc. (Minneapolis, MN)
22) Lincoln Financial Group of Missouri, Inc. (formerly: John J. Moore & Associates, Inc.) (St. Louis, MO)
23)  Financial Associates, Inc. (Omaha, NE)
24)  Beardslee & Associates, Inc. (Clifton, NJ)
25) Lincoln Financial Group, Inc. (formerly Resources/Financial, Inc.) (Albuquerque, NM)
26)  Lincoln Financial Group/Carolinas, Inc. (Charlotte, NC)
27)  Lincoln National Financial Planning, Inc. (Columbus, OH)
28)  Lincoln Cascades, Inc. (Portland, OR)
29)  Lincoln Financial Services, Inc. (Pittsburgh, PA)
30)  Lincoln National Financial Group of Philadelphia, Inc.
      (Philadelphia, PA)
30a) Cavalier Financial Planners, Inc. (Philadelphia, PA)
31)  Lincoln Financial Group, Inc. (Salt Lake City, (UT)
32)  Lincoln Financial Services of Virginia, Inc. (Norfolk, VA)
     (DBA/Group Concepts Unlimited)